UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_____________________

Date of Report (Date of earliest event reported) September 26, 2017

TIDEWATER INC.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-6311 (Commission File Number)	72-0487776 (IRS Employer Identification No.)

601 Poydras Street, Suite 1500 New Orleans, Louisiana (Address of principal executive offices)	70130 (Zip Code)

(504) 568-1010

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Tidewater Inc. (the “Company”) notes that certain statements set forth in this Current Report on Form 8-K provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, the potential need to sell certain assets to raise additional capital; volatility in worldwide energy demand and oil and gas prices, and continuing depressed levels of oil and gas prices without a clear indication of if, or when, prices will recover to a level to support renewed offshore exploration activities; consolidation of our customer base; fleet additions by competitors and industry overcapacity; our views with respect to the need for and timing of the replenishment of our asset base, including through acquisitions or vessel construction; changes in decisions and capital spending by customers and the industry expectations in the energy industry for offshore exploration, field development and production; loss of a major customer; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; rapid technological changes; delays and other problems associated with vessel construction and maintenance; uncertainty of global financial market conditions and difficulty in accessing credit or capital; our ability to comply with covenants in our indentures and other debt instruments; the continued availability of qualified personnel and other supplies; the operating risks normally incident to our lines of business, including the potential impact of liquidated counterparties; acts of terrorism and piracy; integration of acquired businesses and entry into new lines of business; disagreements with our joint venture partners; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well developed or consistently enforced; the risks associated with our international operations, including local content, local currency or similar requirements, especially in higher political risk countries where we operate; interest rate and foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in laws governing the taxation of foreign source income; retention of skilled workers; enforcement of laws related to the environment, labor and foreign corrupt practices; the effects of asserted and unasserted claims and the extent of available insurance coverage; and the resolution of pending legal proceedings. Readers should consider all of these risk factors as well as other information contained in this report.

On September 26, 2017, Jeffrey M. Platt, President and Chief Executive Officer, and Joseph M. Bennett, Executive Vice President and Chief Investor Relations Officer, presented at the Johnson Rice 2017 Energy Conference in New Orleans, Louisiana.

The following information is being provided under Item 8.01 Other Events in this Current Report on Form 8-K: (1) a slide presentation presented at the Johnson Rice 2017 Energy Conference on September 26, 2017 in New Orleans, Louisiana included as Exhibit 99.1 and (2) a transcript of the presentation at the Johnson Rice 2017 Energy Conference on September 26, 2017 in New Orleans, Louisiana included as Exhibit 99.2. Both Exhibit 99.1 and 99.2 are incorporated herein by reference as if fully set forth.

The information contained in the transcript, which was prepared by Wall Street Webcasting, is a textual representation of the Company’s presentation. There may be material errors, omissions or inaccuracies in the reporting of the contents of the presentation. The Company assumes no responsibility to correct or update the third-party transcript. Users are advised to review the Company’s SEC filings before making any investment or other decisions.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits

The following exhibits are furnished with this Form 8-K:

99.1	Slide presentation presented at the Johnson Rice 2017 Energy Conference on September 26, 2017 in New Orleans, Louisiana.

99.2	Transcript of the presentation presented at the Johnson Rice 2017 Energy Conference on September 26, 2017 in New Orleans, Louisiana.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDEWATER INC.

By:	/s/ Joseph M. Bennett
Joseph M. Bennett
Executive Vice President and Chief Investor Relations Officer

Date: September 29, 2017

4